SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In May 2014, the Company agreed to acquire two 82,000 dwt Kamsarmax dry-bulk carriers built in 2012, in combination with long-term time-charters to a state-owned Chinese charterer. The vessels were delivered in July 2014 and August 2014.

In May 2014, Ship Finance agreed long-term time-charters for four 8,700 TEU newbuilding container vessels, currently under construction in Korea. The charterer is a major container line company, and the charter period will be seven years from delivery of each vessel. Two of the vessels are expected to be delivered to us in 2014, and the remaining two in the first quarter of 2015.
In July 2014, the Company agreed to sell the 1999 built VLCCs Front Opalia, Front Comanche and Front Commerce to an unrelated third party. The Company has simultaneously agreed to terminate the corresponding charter parties with a subsidiary of Frontline. The vessels are expected to be delivered to the new owners in the fourth quarter of 2014 and the Company expects to receive cash proceeds of approximately $77.5 million, including approximately $10.5 million upfront payment from Frontline. In addition, we will receive approximately $48.3 million in 7.25% amortizing notes from Frontline. The amortization profile and maturity of the notes will match the current charters for the three vessels, with reduced rates until 2015 and full rates from 2016.
In August 2014, the Company refinanced the outstanding balances under two of our existing loan facilities, the $149 million and the $77 million secured term loan facilities and arranged a new long- term facility of $101.4 million.